                                                                    Exhibit 3.3

                                     BYLAWS

                                       OF

                               WWW HOLDINGS, INC.

                            (A DELAWARE CORPORATION)

                                      INDEX

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ARTICLE I OFFICES.................................................................................................3
ARTICLE II STOCKHOLDERS' MEETINGS.................................................................................3

         2.1 Places of Meetings...................................................................................3
         2.2 Annual Meetings......................................................................................3
         2.3 Special Meetings.....................................................................................3
         2.4 Voting...............................................................................................3
         2.5 Quorum...............................................................................................4
         2.6 List of Stockholders.................................................................................4
         2.7 Action Without Meeting...............................................................................4

ARTICLE III BOARD OF DIRECTORS....................................................................................4
         3.1 Powers...............................................................................................4
         3.2 Election of Directors................................................................................4
         3.3 Compensation.........................................................................................5
         3.4 Meetings and Quorum..................................................................................5
         3.5 Committees...........................................................................................6
         3.6 Conference Telephone Meetings........................................................................6
         3.7 Action Without Meeting...............................................................................6

ARTICLE IV OFFICERS...............................................................................................6
         4.1 Titles and Election..................................................................................6
         4.2 Duties...............................................................................................7
                  (a) Chairman of the Board of Directors..........................................................7
                  (b) Vice-Chairman of the Board of Directors.....................................................5
                  (c) Chief Executive Officer.....................................................................7
                  (d) President...................................................................................7
                  (e) Vice Presidents.............................................................................7
                  (f) Secretary...................................................................................7
                  (g) Treasurer...................................................................................8
                  (g) Assistant Secretaries and Treasurers........................................................8
         4.3 Delegation of Authority..............................................................................8
         4.4 Compensation.........................................................................................8

ARTICLE V RESIGNATIONS, VACANCIES AND REMOVALS....................................................................8
         5.1 Resignations.........................................................................................8
         5.2 Vacancies............................................................................................9
                  (a) Directors...................................................................................9
                  (b) Officers....................................................................................9
         5.3 Removals.............................................................................................9
                  (a) Directors...................................................................................9
                  (b) Officers....................................................................................9

ARTICLE VI CAPITAL STOCK..........................................................................................9
         6.1 Certificates of Stock................................................................................9

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                                      (i)

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         6.2 Transfer of Stock....................................................................................9
         6.3 Record Dates........................................................................................10
         6.4 Lost Certificates...................................................................................10

ARTICLE VII FISCAL YEAR, BANK DEPOSITS, CHECKS, ETC..............................................................10
         7.1 Fiscal Year.........................................................................................10
         7.2 Bank Deposit, Checks, Etc...........................................................................10

ARTICLE VIII BOOKS AND RECORDS...................................................................................11
         8.1 Place of Keeping Books..............................................................................11
         8.2 Examination of Books................................................................................11

ARTICLE IX NOTICES...............................................................................................11
         9.1 Requirements of Notice..............................................................................11
         9.2 Waivers.............................................................................................11

ARTICLE X SEAL...................................................................................................11
ARTICLE XI POWERS OF ATTORNEY....................................................................................12
ARTICLE XII INDEMNIFICATION; INTERESTED PARTIES..................................................................12

         12.1 Indemnification....................................................................................12
         12.2 Miscellaneous......................................................................................13

ARTICLE XIII AMENDMENTS..........................................................................................13
         13.1 Amendment or Repeal................................................................................13
         13.2 Stockholder Proposals..............................................................................13

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

                                     BYLAWS
                                       OF
                          W W W H O L D I N G S, I N C.

                                    ARTICLE I
                                     OFFICES

                  WWW Holdings, Inc. (the "Corporation") shall at all times maintain a registered office in the State of Delaware and a registered agent at that address but may have other offices located in or outside of the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

         2.1 PLACES OF MEETINGS. All meetings of stockholders shall be held at such place or places in or outside of the State of Delaware as the Board of Directors may from time to time determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Delaware.

         2.2 ANNUAL MEETINGS. The annual meeting of stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date within five (5) months after the end of each fiscal year of the Corporation and at such time as may be designated from time to time by the Board of Directors. If the annual meeting is not held as specified in the preceding sentence, it may be held as soon thereafter as convenient and shall be called the annual meeting. Written notice of the time and place of the annual meeting shall be given by mail to each stockholder entitled to vote thereat at the address of such stockholder as it appears on the records of the Corporation, not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided in Article IX of these Bylaws.

         2.3 SPECIAL MEETINGS. Special meetings of stockholders may be called at any time by the Chairman of the Board of Directors or a majority of the Board of Directors. Written notice of the time, place and specific purposes of such meeting shall be given by mail to each stockholder entitled to vote thereat at the address of such stockholder as it appears on the records of the Corporation, not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided in Article IX of these Bylaws.

         2.4 VOTING. At all meetings of stockholders, each stockholder entitled to vote on the record date, as determined under Article VI, Section 6.3 of these Bylaws or, if not so determined, as prescribed under the General Corporation Law of the State of Delaware (the "DGCL"), shall be entitled to one vote for each share of stock standing of record in the name of such stockholder, subject to any restrictions or qualifications set forth in the Certificate of Incorporation or any amendment thereto.

                                      (3)

         2.5 QUORUM. At any meeting of stockholders, a majority of the number of shares of stock outstanding and entitled to vote thereat (or a majority of the number of shares of stock entitled to vote as a class or series) present in person or by proxy, shall constitute a quorum, but a smaller interest may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice, subject to such limitations as may be imposed under the DGCL, and PROVIDED further that once a quorum is established at a meeting as set forth hereunder, the quorum may not otherwise be eliminated during such meeting. When a quorum is present at any meeting, a majority of the number of shares of stock entitled to vote present thereat shall decide any question brought before such meeting unless the question is one upon which a different vote is required by the DGCL, the Certificate of Incorporation or these Bylaws, in which case such express provision shall govern.

         2.6 LIST OF STOCKHOLDERS. At least ten (10) days before every meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary or the transfer agent in charge of the stock ledger of the Corporation. Such list shall be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten
(10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall represent conclusive evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

         2.7 ACTION WITHOUT MEETING. Action required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all the holders of outstanding stock entitled to vote on such action, and shall be delivered in the manner specified by law or by the Corporation's Certificate of Incorporation.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         3.1 POWERS. The business and affairs of the Corporation shall be carried on by or under the direction of the Board of Directors, which shall have all the powers authorized by the DGCL, subject to such limitations as may be provided by the Certificate of Incorporation or these Bylaws.

         3.2 ELECTION OF DIRECTORS. Directors shall be elected at each annual meeting of stockholders as provided in the Certificate of Incorporation, each director so elected to serve until the election and qualification of his or her successor or until his or her earlier

                                      (4)
death, resignation, retirement, disqualification or removal from office. Directors need not be stockholders, nor need they be residents of the State of Delaware.

         3.3 COMPENSATION. The Board of Directors, or a committee thereof, may from time to time by resolution authorize the payment of fees or other compensation to the directors for services as such to the Corporation, including, but not limited to, fees for serving as members of the Board of Directors or any committee thereof and for attendance at meetings of the Board of Directors or any committee thereof, and may determine the amount of such fees and compensation. Directors shall in any event be paid their reasonable travel and other expenses for attendance at all meetings of the Board or committees thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor in amounts authorized or otherwise approved from time to time by the Board of Directors or any committee thereof.

         3.4 MEETINGS AND QUORUM. Meetings of the Board of Directors may be held either in or outside of the State of Delaware. A quorum shall be a majority of the then-authorized and sitting number of directors.

         Meetings other than regular meetings may be called at any time by the Chief Executive Officer or the Chairman of the Board of Directors and must be called by the Chief Executive Officer upon the request of a majority or more of the members of the Board of Directors.

         Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the Chief Executive Officer on five days' notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

         Notice of each meeting, other than a regular meeting (unless required by the Board of Directors), shall be given to each director by mailing the same to each director at his or her residence or business address at least five days before the meeting or by delivering the same to him personally or by telephone, telegraph or telecopier at least two days before the meeting unless, in case of exigency, the Chairman of the Board of Directors or the Chief Executive Officer shall prescribe a shorter notice to be given personally, or notice may alternatively be given by telephone, telegraph, telecopier, cable or wireless to all or any one or more of the directors at their respective residences or places of business. Notice by mail shall be deemed to be given at the earlier of (a) receipt thereof, or (b) five days after it is deposited in the United States mail with first-class postage affixed thereon. Notice to directors may also be given by telecopier transmission to the director's telecopier transmission number supplied for the purpose of telecopier transmissions and, upon actual confirmation of such receipt by the director, such notice shall be deemed to be given as of the date and time of telephonic confirmation of receipt.

                                       (5)

Telephonic notice shall be deemed given at such a time as such notice is actually provided to the director.

         Notice of any meeting shall state the time and place of such meeting, but need not state the purposes thereof unless otherwise required by the DGCL, the Certificate of Incorporation, the Bylaws or by the order of the Board of Directors.

         3.5 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, provide for committees of two or more directors and shall elect the members thereof to serve at the pleasure of the Board of Directors and may designate one of such members to act as chairman thereof. The Board of Directors may at any time change the membership of any committee, fill vacancies in it, designate alternate members to replace any absent or disqualified members at any meeting of such committee or dissolve it. During the intervals between the meetings of the Board of Directors, the Executive Committee (if one shall have been constituted) shall possess and may exercise any or all of the powers of the Board of Directors in the management or direction of the business and affairs of the Corporation and under the Bylaws to the extent authorized by resolution adopted by a majority of the whole Board of Directors and subject to such limitations as may be imposed by the DGCL.

         Each committee may determine its rules of procedure and the notice to be given of its meetings (although in the absence of any special notice procedure, the notice provisions of Section 3.4 hereof shall govern), and it may appoint such other committees and assistants as it shall from time to time deem necessary. A majority of the members of the each committee shall constitute a quorum.

         3.6 CONFERENCE TELEPHONE MEETINGS. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting by means of a conference telephone call or other similar communication equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

         3.7 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                                   ARTICLE IV
                                    OFFICERS

         4.1 TITLES AND ELECTION. The officers of the Corporation shall be the Chief Executive Officer, President and the Secretary, each of whom shall initially be elected as soon as convenient by the Board of Directors. The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any

                                       (6)
officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors. Any person may hold more than one office if the duties can be adequately performed by the same person and to the extent permitted by the DGCL.

         The Board of Directors, in its discretion, may also at any time elect or appoint a Chairman of the Board of Directors, one or more Senior or Executive Vice Presidents, one or more Vice Presidents, a Chief Operating Officer, a Chief Financial Officer, a Treasurer and one or more Assistant Secretaries and Assistant Treasurers and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the Board of Directors, except as may otherwise be approved by the Board of Directors, or until his or her earlier death, resignation, retirement, removal or other termination of employment, and shall have such authority and shall perform such duties as may be prescribed or determined from time to time by the Board of Directors or in case of officers other than the Chairman of the Board, if not prescribed or determined by the Board of Directors, the Chief Executive Officer or the then senior executive officer may prescribe or determine. The Board of Directors may require any officer or other employee or agent to give bond for the faithful performance of his or her duties in such form and with such sureties as the Board may require.

         4.2 DUTIES. Subject to such limitations and other conditions as the Board of Directors may from time to time prescribe or determine, the following officers shall have the following powers and duties:

                  (a) CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, if one is elected, shall be a director and, when present, shall preside at all meetings of the stockholders and of the Board of Directors.

                  (b) CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be charged with general supervision of the management, business, affairs and policy of the Corporation, shall be the senior executive of the Corporation, shall report directly to the Board of Directors and shall have such other powers and perform such other duties as the Board of Directors may prescribe from time to time. The Chief Executive Officer shall (subject to the presence of the Chairman of the Board of Directors, if one exists) preside at all meetings of the stockholders and, if he is a director, of the Board of Directors.

                  (c) PRESIDENT. The President shall exercise the powers and authority and perform all of the duties commonly incident to his or her office, shall report to the Chief Executive Officer and shall perform such other duties as the Board of Directors or Chief Executive Officer shall specify from time to time.

                  (d) VICE PRESIDENTS. The Vice President or Vice Presidents shall perform such duties as may be assigned to them from time to time by the Board of Directors or by the Chief Executive Officer if the Board of Directors does not do so. In the absence or disability of the Chief Executive Officer, President, the Executive Vice

                                       (7)

         Presidents in order of seniority, or if none, the Senior Vice Presidents in order of seniority, or if none, the Vice Presidents in order of seniority, may, unless otherwise determined by the Board of Directors, exercise the powers and perform the duties pertaining to the office of President, except that if one or more Vice Presidents has been elected or appointed, the person holding such office in order of seniority shall exercise the powers and perform the duties of the office of President.

                  (e) SECRETARY. The Secretary or in his or her absence an Assistant Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors and any committee thereof, give and serve all notices, attend to such correspondence as may be assigned to him or her, keep in safe custody the seal of the Corporation, and affix such seal to all such instruments properly executed as may require it, shall perform all of the duties commonly incident to his or her office and shall have such other duties and powers as may be prescribed or determined from time to time by the Board of Directors or by the Chief Executive Officer if the Board of Directors does not do so.

                  (f) TREASURER. The Treasurer or in his or her absence an Assistant Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the monies, funds, securities, valuable papers and documents of the Corporation (other than his or her own bond, if any, which shall be in the custody of the Chief Executive Officer), and shall have, under the supervision of the Board of Directors, all the powers and duties commonly incident to his or her office. He or she shall deposit all funds of the Corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the Board of Directors or by the Chief Executive Officer if the Board of Directors does not do so. He or she may endorse for deposit or collection all checks, notes and similar instruments payable to the Corporation or to its order. He or she shall keep accurate books of account of the Corporation's transactions, which shall be the property of the Corporation, and together with all of the property of the Corporation in his or her possession, shall be subject at all times to the inspection and control of the Board of Directors. The Treasurer shall be subject in every way to the order of the Board of Directors, and shall render to the Board of Directors and/or the Chief Executive Officer of the Corporation, whenever they may require it, an account of all his or her transactions and of the financial condition of the Corporation. In addition to the foregoing, the Treasurer shall have such duties as may be prescribed or determined from time to time by the Board of Directors or by the Chief Executive Officer if the Board of Directors does not do so.

                  (g) ASSISTANT SECRETARIES AND TREASURERS. Assistants to the Secretaries and Treasurers may be appointed by the Chief Executive Officer or elected by the Board of Directors and shall perform such duties and have such powers as shall be delegated to them by the President or the Board of Directors.

                                       (8)

         4.3 DELEGATION OF AUTHORITY. The Board of Directors may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

         4.4 COMPENSATION. The compensation of the officers of the Corporation shall be fixed by the Board of Directors or a committee thereof, and the fact that any officer is a director shall not preclude such officer from receiving compensation or from voting upon the resolution providing the same.

                                    ARTICLE V
                      RESIGNATIONS, VACANCIES AND REMOVALS

         5.1 RESIGNATIONS. Any director or officer may resign at any time by giving written notice thereof to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein or in these Bylaws, the acceptance of any resignation shall not be necessary to make it effective.

         5.2      VACANCIES.

                  (a) DIRECTORS. Any vacancy in the Board of Directors caused by reason of death, disqualification, incapacity, resignation, removal, increase in the authorized number of directors or otherwise, shall be filled in the manner provided in the Certificate of Incorporation.

                  (b) OFFICERS. The Board of Directors may at any time or from time to time fill any vacancy among the officers of the Corporation.

         5.3      REMOVALS.

                  (a) DIRECTORS. Except as may otherwise be provided by the DGCL or the Certificate of Incorporation or any amendment thereto, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of all outstanding shares entitled to be voted at an election of directors.

                  (b) OFFICERS. Subject to the provisions of any validly existing agreement, the Board of Directors may at any meeting remove from office any officer, with or without cause, and may appoint a successor.

                                   ARTICLE VI
                                  CAPITAL STOCK

         6.1 CERTIFICATES OF STOCK. Every stockholder shall be entitled to a certificate or certificates for shares of the capital stock of the Corporation in such form as may be prescribed or authorized by the Board of Directors, duly numbered and setting forth the

                                       (9)
number and kind of shares represented thereby. Such certificates shall be signed by the Chief Executive Officer, the President or a Vice President, unless some other person is thereunto specifically authorized as provided in Article IV,
Section 4.2 of these Bylaws, and by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary. Any or all of such signatures may be in facsimile.

         In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         6.2 TRANSFER OF STOCK. Shares of the capital stock of the Corporation shall be transferable only upon the books of the Corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

         The Board of Directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars and may make or authorize such agents to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

         6.3 RECORD DATES. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or to express consent to corporate action in writing without a meeting, or in order to make a determination of stockholders for any other proper purposes, the Corporation's stock transfer books shall not be closed, but a record date shall be set by the Board of Directors and, upon that date, the Corporation or its transfer agent shall take a record of the stockholders without actually closing the stock transfer books. Such record date shall not be more than sixty (60) days, nor less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.

         If no such record date is fixed by the Board, the record date shall be that prescribed by the DGCL.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may, in their discretion, fix a new record date for the adjourned meeting.

         6.4 LOST CERTIFICATES. In case of loss or mutilation or destruction of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the Board of Directors or the Executive Committee (if one has been

                                       (10)
appointed), or by the Chief Executive Officer if the Board of Directors or the Executive Committee does not do so.

                                   ARTICLE VII
                    FISCAL YEAR, BANK DEPOSITS, CHECKS, ETC.

         7.1 FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year, unless otherwise fixed by resolution of the Board of Directors.

         7.2 BANK DEPOSIT, CHECKS, ETC. The funds of the Corporation shall be deposited in the name of the Corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the Board of Directors or by such officer or officers as the Board of Directors may authorize to make such designations.

         All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by such person or persons as may be designated from time to time by the Board of Directors. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.

                                  ARTICLE VIII
                                BOOKS AND RECORDS

         8.1 PLACE OF KEEPING BOOKS. The books and records of the Corporation may be kept within or outside of the State of Delaware.

         8.2 EXAMINATION OF BOOKS. Except as may otherwise be provided by the DGCL, the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the Corporation except as prescribed by law or authorized by express resolution of the stockholders or of the Board of Directors.

                                   ARTICLE IX
                                     NOTICES

         9.1 REQUIREMENTS OF NOTICE. Whenever notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, except as otherwise provided in Section 3.4 hereof, it shall not mean personal notice unless so specified, but such notice may be given in writing by depositing the same in a post office, letter box or mail chute postage prepaid and addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be thus mailed.

                                      (11)

         9.2 WAIVERS. Any stockholder, director or officer may, in writing or by telegram or cable, at any time waive any notice or other formality required by law, the Certificate of Incorporation or these Bylaws. Such waiver of notice, whether given before or after any meeting or action, shall be deemed equivalent to notice. Presence of a stockholder either in person or by proxy at any meeting of stockholders and presence of any director at any meeting of the Board of Directors shall constitute a waiver of such notice as may be required by law, the Certificate of Incorporation or these Bylaws, unless such presence is solely for the purpose of objecting to the lack of notice and such objection is stated at the commencement of the meeting.

                                    ARTICLE X
                                      SEAL

         The corporate seal of the Corporation shall be in such form as the Board of Directors shall determine from time to time and may consist of a facsimile thereof or the word "SEAL" enclosed in parentheses or brackets. The corporate seal of the Corporation shall not be necessary to validate or authenticate any instrument duly executed by the Corporation or to render any such instrument enforceable against the Corporation.

                                   ARTICLE XI
                               POWERS OF ATTORNEY

         The Board of Directors may authorize one or more of the officers of the Corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the Corporation, with or without the power of substitution.

         In the absence of any action by the Board of Directors, any officer of the Corporation may execute, for and on behalf of the Corporation, waivers of notice of meetings of stockholders and proxies, or may vote shares directly, for such meetings of any company in which the Corporation may hold voting securities.

                                   ARTICLE XII
                                 INDEMNIFICATION

         12.1 INDEMNIFICATION. The Corporation shall have the power to indemnify a director, officer or employee of the Corporation (including making provision for advancement of expenses) to the full extent and under the circumstances permitted by the DGCL in effect from time to time, as set forth in the Corporation's Certificate of Incorporation (as amended from time to time), in accordance with the procedures, conditions and limitations set forth therein. The indemnification conferred in this Section 12.1 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys' fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that, if and to the extent the DGCL requires, the payment of such expenses (including attorneys' fees) incurred by a director or officer in advance of the final disposition of a proceeding shall

                                      (12)
be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 12.1 or otherwise; and PROVIDED FURTHER, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         12.2 Claims; Process. If a claim under Section 12.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under Section 12.1, but the burden of proving such defense shall be on the Corporation. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the DGCL) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct. The rights to indemnification and advance payment of expenses provided by Section 12.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         12.3 SURVIVAL OF INDEMNIFICATION RIGHTS; INSURANCE. The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Section 12.1 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person's status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

                                      (13)

         12.4 MISCELLANEOUS. Subject to the limitations set forth in the DGCL, the Board of Directors may also on behalf of the Corporation grant indemnification to any individual other than a Person to such extent and in such matter as the Board of Directors in its sole discretion may from time to time and at any time determine.

                                  ARTICLE XIII
                                   AMENDMENTS

         13.1 AMENDMENT OR REPEAL. Except as provided otherwise by the laws of the State of Delaware or the Certificate of Incorporation, these Bylaws may be amended or repealed either:

                  (a) At any meeting of stockholders at which a quorum is present by vote of a majority of the number of shares of stock entitled to vote present in person or by proxy at such meeting as provided in
         Article II of these Bylaws; provided that the notice of such meeting of stockholders or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal; or

                  (b) At any meeting of the Board of Directors by a majority vote of the directors then in office, except for the provisions authorizing actions by more than a majority of the directors in which case such provision may be amended or repealed by such number of directors as are required at act pursuant to such provision.

                  13.2 STOCKHOLDER PROPOSALS. Any stockholder who intends to propose that any provision of these Bylaws be amended by action of the stockholders shall notify the Secretary of the Corporation in writing of the amendment or amendments which such stockholder intends to propose not later than one hundred eighty (180) days prior to a request by such stockholder to call a special meeting for such purpose or, if such proposal is intended to be made at an annual meeting of stockholders, not later than the latest date permitted for submission of stockholder proposals by Rule 14a-8 under the Securities Exchange Act of 1934. Such notice to the Secretary shall include the text of the proposed amendment or amendments and a brief statement of the reason or reasons why such stockholder intends to make such proposal.

                                      (14)

                                        WWW HOLDINGS, INC.


                                        By:     /s/ CHARLES G. BETTY
                                                -----------------------------
                                        Name:   Charles G. Betty
                                                -----------------------------
                                         Title: CHIEF EXECUTIVE OFFICER
                                                -----------------------------

                                         Date:  September 23, 1999
                                                -----------------------------




                 SIGNATURE PAGE --- BYLAWS OF WWW HOLDINGS, INC.




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